UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-451-2010

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2009

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

INFLATION MANAGEMENT FUND INC.

FORM N-Q

January 31, 2009

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited)

January 31, 2009

Face
Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 89.7%
	U.S. Treasury Bonds, Inflation Indexed:
191,413	3.375% due 1/15/12	$198,531
12,038,976	3.000% due 7/15/12	12,475,400
13,393,682	2.375% due 1/15/25	13,096,516
15,122,915	2.000% due 1/15/26 (a)	14,007,615
7,584,570	1.750% due 1/15/28 (b)	6,752,642
4,367,568	3.875% due 4/15/29 (b)	5,216,519
	U.S. Treasury Notes, Inflation Indexed:
17,996,865	0.875% due 4/15/10 (b)	17,513,217
2,889,594	2.375% due 4/15/11	2,906,752
183,944	2.000% due 1/15/14	183,082
15,152,114	1.625% due 1/15/15	14,692,823
11,387,673	2.000% due 1/15/16	11,320,064
2,940,542	1.625% due 1/15/18	2,872,545
7,486,684	1.375% due 7/15/18	7,208,277
4,165,416	2.125% due 1/15/19	4,320,320
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost — $113,109,180)	112,764,303
ASSET-BACKED SECURITIES — 0.5%
FINANCIALS — 0.5%
Home Equity — 0.5%
555,285	Asset-Backed Funding Certificates, 2.564% due 1/25/34 (c)(d)	257,481
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (d)(e)(f)	73
403,440	GSAMP Trust, 1.539% due 11/25/34 (c)	202,100
381,697	Renaissance Home Equity Loan Trust, 2.289% due 3/25/34 (c)	122,492
8,853	SACO I Trust, 0.589% due 4/25/35 (c)(e)	2,948
71,380	Sail Net Interest Margin Notes, 5.500% due 3/27/34 (e)(f)	7
	TOTAL ASSET-BACKED SECURITIES (Cost — $1,501,053)	585,101
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
120,000	American Home Mortgage Investment Trust, 1.189% due 11/25/45 (c)	13,829
1,686,019	Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 5.000% due 5/15/24 (f)(g)	11,340
4,200,641	Federal National Mortgage Association (FNMA), STRIPS, IO, 5.500% due 7/1/18 (f)(g)	437,684
262,313	Merit Securities Corp., 1.971% due 9/28/32 (c)(e)	188,162
	Structured Asset Securities Corp.:
74,408	1.489% due 2/25/28 (c)	70,811
210,643	1.389% due 3/25/28 (c)	180,504
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $958,474)	902,330
CORPORATE BONDS & NOTES — 4.2%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
29,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	23,160
FINANCIALS — 3.5%
Capital Markets — 0.0%
1,050,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (e)(f)(h)	5,355
Commercial Banks — 0.2%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (e)(f)(h)	330
260,000	RSHB Capital, Loan Participation Notes, 6.299% due 5/15/17 (e)	163,800
	Total Commercial Banks	164,130

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)

January 31, 2009

Face Amount†	Security	Value
Consumer Finance — 2.6%
1,500,000	Ford Motor Credit Co., Senior Notes, 2.664% due 1/15/10 (c)	$1,216,875
	GMAC LLC:
92,000	7.500% due 12/31/13 (e)	54,322
921,000	4.403% due 12/1/14 (c)(e)	521,516
111,000	8.000% due 12/31/18 (e)	43,884
	SLM Corp., Medium-Term Notes:
1,000,000	4.940% due 2/1/10 (c)	819,580
540,000	5.375% due 1/15/13	433,129
270,000	5.375% due 5/15/14	200,246
	Total Consumer Finance	3,289,552
Diversified Financial Services — 0.7%
620,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (c)(i)	328,798
685,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18 (c)(i)	521,891
100,000	TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18 (e)	61,500
	Total Diversified Financial Services	912,189
	TOTAL FINANCIALS	4,371,226
MATERIALS — 0.2%
Metals & Mining — 0.2%
360,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	310,909
UTILITIES — 0.5%
Electric Utilities — 0.2%
250,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (e)	241,250
Independent Power Producers & Energy Traders — 0.3%
	Energy Future Holdings, Senior Notes:
12,000	10.875% due 11/1/17 (e)	9,540
348,000	11.250% due 11/1/17 (e)(j)	203,580
500,000	TXU Corp., Senior Notes, 6.550% due 11/15/34	171,833
	Total Independent Power Producers & Energy Traders	384,953
	TOTAL UTILITIES	626,203
	TOTAL CORPORATE BONDS & NOTES (Cost — $8,466,786)	5,331,498
MORTGAGE-BACKED SECURITIES — 1.9%
FHLMC — 1.6%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
95,705	7.000% due 6/1/17 (g)	99,968
1,716,153	8.500% due 9/1/24 (g)	1,846,200
	Total FHLMC	1,946,168
FNMA — 0.3%
	Federal National Mortgage Association (FNMA):
57,689	5.500% due 1/1/14 (g)	59,964
322,958	7.000% due 3/15/15-6/1/32 (g)	342,446
	Total FNMA	402,410
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $2,360,492)	2,348,578

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)

January 31, 2009

Face Amount†		Security	Value
SOVEREIGN BONDS — 1.1%
Argentina — 0.1%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03 (d)(h)	$10,084
150,000	EUR	8.500% due 7/1/04 (d)(h)	20,168
100,000	EUR	10.250% due 1/26/07 (d)(h)	13,445
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05 (d)(e)(h)	30,252
		Total Argentina	73,949
Mexico — 0.3%
386,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	365,735
Russia — 0.7%
		Russian Federation:
1,667		8.250% due 3/31/10 (e)	1,700
175,000		11.000% due 7/24/18 (e)	222,073
135,000		12.750% due 6/24/28 (e)	177,525
563,500		7.500% due 3/31/30 (e)	526,810
		Total Russia	928,108
		TOTAL SOVEREIGN BONDS (Cost — $1,546,725)	1,367,792

Shares
PREFERRED STOCKS — 0.7%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
7,600		Corts-Ford Motor Co., 7.400%	38,684
2,100		Corts-Ford Motor Co., 8.000%	10,185
300		Ford Motor Co., Series F, 7.550%	1,470
		TOTAL CONSUMER DISCRETIONARY	50,339
FINANCIALS — 0.7%
Consumer Finance — 0.1%
230		Preferred Blocker Inc., 7.000% (e)	57,414
Diversified Financial Services — 0.4%
55,000		Citigroup Inc., 8.125%	511,500
1,000		Preferred Plus, Trust, Series FRD-1, 7.400%	4,605
6,800		Saturns, Series F 2003-5, 8.125%	34,000
		Total Diversified Financial Services	550,105
Thrifts & Mortgage Finance — 0.2%
126,025		Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (c)(g)*	134,846
112,300		Federal National Mortgage Association (FNMA), 8.250% (c)(g)*	123,530
		Total Thrifts & Mortgage Finance	258,376
		TOTAL FINANCIALS	865,895
		TOTAL PREFERRED STOCKS (Cost — $7,755,874)	916,234
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $135,698,584)	124,215,836

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)

January 31, 2009

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 1.2%
Repurchase Agreement — 1.2%
$1,523,000	Interest in $226,949,000 joint tri-party repurchase agreement dated 1/30/09 with Morgan Stanley, 0.220% due 2/2/09; Proceeds at maturity - $1,523,028; (Fully collateralized by U.S. government agency obligation, 5.000% due 12/14/18; Market value - $1,567,218) (Cost - $1,523,000)	$1,523,000
	TOTAL INVESTMENTS — 100.0% (Cost — $137,221,584#)	$125,738,836

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is held at the broker as collateral for reverse repurchase agreements.
(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2009.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Illiquid security.
(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(h)	Security is currently in default.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	EUR	- Euro
	GMAC	- General Motors Acceptance Corp.
	GSAMP	- Goldman Sachs Alternative Mortgage Products
	IO	- Interest Only
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board of Directors authorized 100 million shares of $0.001 par value common stock.  The Fund’s primary investment objective is total return.  Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”).  FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	January 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$125,738,836	$916,234	$124,748,653	$73,949
Other Financial Instruments*	(81,625)	—	(81,625)	—
Total	$125,657,211	$916,234	$124,667,028	$73,949

* Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of October 31, 2008	$207,106
Accrued Premiums/Discounts	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	(133,150)
Net purchases (sales)	—
Transfers in and/or out of Level 3	(7)
Balance as of January 31, 2009	$73,949

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements.  The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts.  The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio.  Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value.  When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Stripped Securities.  The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f)  Swap Contracts.  Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Notes to Schedule of Investments (unaudited) (continued)

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(g) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Credit Default Swaps.  The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement.  These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection.  When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives.  For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(j) Credit and Market Risk.  The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At January 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,690,178
Gross unrealized depreciation	(13,172,926)
Net unrealized depreciation	$(11,482,748)

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2009 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding
$13,922,202	0.532%	$22,220,145

Interest rates on reverse repurchase agreements ranged from 0.100% to 1.300% during the period ended January 31, 2009. Interest expense incurred on reverse repurchase agreements totaled $18,935.

At January 31, 2009, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value
$7,753,337

Reverse Repurchase Agreement with Deutsche Bank, dated 1/20/09 bearing 0.350% to be repurchased at $7,754,392 on 2/3/09, collateralized by: $8,295,000 U.S. Treasury Inflation Indexed Bond, 2.000% due 1/15/26;

	Market value (including accrued interest) $7,691,501	$7,753,337
1,988,800

Reverse Repurchase Agreement with Deutsche Bank, dated 1/23/09 bearing 0.400% to be repurchased at $1,989,043 on 2/3/09, collateralized by: $2,200,000 U.S. Treasury Inflation Indexed Bond, 2.000% due 1/15/26;

	Market value (including accrued interest) $2,039,940	1,988,800
2,033,240

Reverse Repurchase Agreement with Deutsche Bank, dated 1/27/09 bearing 0.350% to be repurchased at $2,033,378 on 2/3/09, collateralized by: $2,200,000 U.S. Treasury Inflation Indexed Bond, 2.000% due 1/15/26;

	Market value (including accrued interest) $2,039,940	2,033,240

	Total Reverse Repurchase Agreements
	(Proceeds — $11,775,377)	$11,775,377

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2009, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	21	3/09	$2,487,093	$2,576,109	$(89,016)

At January 31, 2009, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	120,000	$153,505	5/12/09	$257

At January 31, 2009, the Fund held the following open swap contracts:

PERIODIC
			PERIODIC	PAYMENTS
	NOTIONAL	TERMINATION	PAYMENTS MADE	RECEIVED BY	UNREALIZED
SWAP COUNTERPARTY	AMOUNT	DATE	BY THE FUND ‡	THE FUND ‡	APPRECIATION
Interest Rate Swaps:
Barclay’s Capital Inc.	$2,750,000	3/18/39	4.250%	3-Month LIBOR	$350,664

‡ Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

PERIODIC
			PAYMENTS		UPFRONT
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	RECEIVED BY	MARKET	PREMIUMS	UNREALIZED
(REFERENCE ENTITY)	AMOUNT(2)	DATE	THE FUND‡	VALUE(3)	RECEIVED	DEPRECIATION

(CDX NA IG.8) Barclays Capital Inc.	$6,832,000	6/20/12	0.350% quarterly	$(396,462)	$(52,932)	$(343,530)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Recent Accounting Pronouncement

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	March 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	March 24, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	March 24, 2009